                                                                     EXHIBIT 2.5




                        PENNSYLVANIA DEPARTMENT OF STATE                       2
                               CORPORATION BUREAU
                         ROOM 308 NORTH OFFICE BUILDING
                                  P.O. BOX 8722
                            HARRISBURG, PA 17105-8722





     AEROLINK INTERNATIONAL, INC.

        THE CORPORATION BUREAU IS HAPPY TO SEND YOU YOUR FILED DOCUMENT. PLEASE NOTE THE FILE DATE AND THE SIGNATURE OF THE SECRETARY OF THE COMMONWEALTH. THE CORPORATION BUREAU IS HERE TO SERVE YOU AND WANTS TO THANK YOU FOR DOING BUSINESS IN PENNSYLVANIA. IF YOU HAVE ANY QUESTIONS PERTAINING TO THE CORPORATION BUREAU, CALL (717) 787-1057.





                                                   ENTITY NUMBER:    1003354

                                                   MICROFILM NUMBER: 2000095

                                                                     1028-1031

                        PENNSYLVANIA DEPARTMENT OF STATE                     435
                               CORPORATION BUREAU
                         ROOM 308 NORTH OFFICE BUILDING
                                  P.O. BOX 8722
                            HARRISBURG, PA 17105-8722


     AEROLINK MAINTENANCE, INC.


        THE CORPORATION BUREAU IS HAPPY TO SEND YOU YOUR FILED DOCUMENT. PLEASE NOTE THE FILE DATE AND THE SIGNATURE OF THE SECRETARY OF THE COMMONWEALTH. THE CORPORATION BUREAU IS HERE TO SERVE YOU AND WANTS TO THANK YOU FOR DOING BUSINESS IN PENNSYLVANIA. IF YOU HAVE ANY QUESTIONS PERTAINING TO THE CORPORATION BUREAU, CALL (717) 787-1057.





                                                 ENTITY NUMBER:    1048035

                                                 MICROFILM NUMBER: 2000095

                                                                   1028-1031

                        PENNSYLVANIA DEPARTMENT OF STATE                     436
                               CORPORATION BUREAU
                         ROOM 308 NORTH OFFICE BUILDING
                                  P.O. BOX 8722
                            HARRISBURG, PA 17105-8722


     AEROLINK MANAGEMENT, INC.

        THE CORPORATION BUREAU IS HAPPY TO SEND YOU YOUR FILED DOCUMENT. PLEASE NOTE THE FILE DATE AND THE SIGNATURE OF THE SECRETARY OF THE COMMONWEALTH. THE CORPORATION BUREAU IS HERE TO SERVE YOU AND WANTS TO THANK YOU FOR DOING BUSINESS IN PENNSYLVANIA. IF YOU HAVE ANY QUESTIONS PERTAINING TO THE CORPORATION BUREAU, CALL (717) 787-1057.






                                                   ENTITY NUMBER:    2852613

                                                   MICROFILM NUMBER: 2000095

                                                                     1028-1031

Microfilm Number 200095-1028   Filed with the Department of State on DEC 28 2000
                 -----------                                         -----------

                                                    /s/ KIM PIZZINGRILLI
Entity Number   1003354                 ----------------------------------------
             --------------                  SECRETARY OF THE COMMONWEALTH

               ARTICLES OF MERGER--DOMESTIC BUSINESS CORPORATION
                             DSCB:15-1926 (Rev 90)

    In compliance with the requirements of 15 Pa.C.S. Section 1926 (relating to articles of merger or consolidation), the undersigned business corporations, desiring to effect a merger, hereby state that:

1. The NAME of the corporation surviving the merger is : AEROLINK INTERNATIONAL,
                                                         -----------------------
INC.
- --------------------------------------------------------------------------------

2. (CHECK AND COMPLETE ONE OF THE FOLLOWING):
    X The surviving corporation is a domestic business corporation and the (a) ---ADDRESS of its current registered office in this Commonwealth or (b) NAME of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

      (a) P.O. Box 12375 Cargo Bldg., #1 Greater Pittsburgh Airport, Pittsburgh, PA 15231
          ----------------------------------------------------------------------
          Number and Street               City        State      Zip      County

      (b) c/o:
              ------------------------------------------------------------------
              Name of Commercial Registered Office Provider               County

   For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

      The surviving corporation is a qualified foreign business corporation ---incorporated under the laws of _________________ and the (a) ADDRESS of its current registered office in this Commonwealth or (b) NAME of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

      (a)
          ----------------------------------------------------------------------
          Number and Street               City        State      Zip      County

      (b) c/o:
              ------------------------------------------------------------------
              Name of Commercial Registered Office Provider               County

   For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

      The surviving corporation is a nonqualified foreign business corporation ---incorporated under the laws of _________________ and the address of its principal office under the laws of such domiciliary jurisdiction is:

      --------------------------------------------------------------------------
      Number and Street                   City        State      Zip

3. The NAME and the ADDRESS of the registered office in this Commonwealth or NAME of its commercial registered office provider and the county of venue of each other domestic business corporation and qualified foreign business corporation which is a party to the plan of merger are as follows:


 NAME OF CORPORATION          ADDRESS OF REGISTERED OFFICE OR NAME OF COMMERCIAL REGISTERED OFFICE PROVIDER       COUNTY
AEROLINK MANAGEMENT, INC.    P.O. Box 12375 Cargo Bldg., #1 Greater Pittsburgh Airport, Pittsburgh, PA 15231     Allegheny
- --------------------------------------------------------------------------------------------------------------------------

AEROLINK MAINTENANCE, INC.   P.O. Box 12375 Cargo Bldg., #1 Greater Pittsburgh Airport, Pittsburgh, PA 15231     Allegheny
- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------




[STAMP]

DSCB: 15-1926 (Rev 90)-2

4.   (CHECK, AND IF APPROPRIATE COMPLETE, ONE OF THE FOLLOWING):

         The plan of merger shall be effective upon filing these Articles of --- Merger in the Department of State.

      X  The plan of merger shall be effective on: 12-31-2000 at
     ---                                           ----------    ---------------
                                                      Date            Hour

5. The manner in which the plan of merger was adopted by each domestic corporation is as follows:

NAME OF CORPORATION                     MANNER OF ADOPTION
AEROLINK MAINTENANCE, INC.              as to both companies, adopted by the board of directors of the parent
- ----------------------------            ---------------------------------------------------------------------

AEROLINK MANAGEMENT, INC.               corporation pursuant to 15 Pa.C.S., Sec. 1924(b)(3).
- ----------------------------            ---------------------------------------------------------------------

AEROLINK INTERNATIONAL, INC.            Same
- ----------------------------            ---------------------------------------------------------------------

6. (STRIKE OUT THIS PARAGRAPH IF NO FOREIGN CORPORATION IS A PARTY TO THE MERGER). The plan was authorized, adopted or approved, as the case may be, by the foreign business corporation (or each of the foreign business corporations) party to the plan in accordance with the laws of the jurisdiction in which it is incorporated.

7.   (CHECK, AND IF APPROPRIATE COMPLETE, ONE OF THE FOLLOWING):

      X The plan of merger is set forth in full in Exhibit A attached hereto --- and made a part hereof.

         Pursuant to 15 Pa. C.S. Section 1901 (relating to omission of certain --- provisions from filed plans) the provisions, if any, of the plan of merger that amend or constitute the operative Articles of Incorporation of the surviving corporation as in effect subsequent to the effective date of the plan are set forth in full in Exhibit A attached hereto and made a part hereof. The full text of the plan of merger is on file at the principal place of business of the surviving corporation, the address of which is:


         -----------------------------------------------------------------------
         Number and Street        City       State       Zip            County


     IN TESTIMONY WHEREOF, the undersigned corporation or each undersigned corporation has caused these Articles of Merger to be signed by a duly authorized officer thereof this 27th day of December, 2000.
                                ----        --------  ----


                                   AEROLINK INTERNATIONAL, INC.
                                   ---------------------------------------------
                                               (Name of Corporation)


                                   BY:            /s/ DAVID CHAVENSON
                                       -----------------------------------------
                                                      (Signature)


                                   TITLE: Senior Vice President
                                          --------------------------------------


                                   AEROLINK MAINTENANCE, INC.
                                   ---------------------------------------------
                                               (Name of Corporation)


                                   BY:            /s/ DAVID CHAVENSON
                                       -----------------------------------------
                                                      (Signature)


                                   TITLE: Senior Vice President
                                          --------------------------------------

DSCB: 15-1926 (Rev 90)-2


                                   AEROLINK MANAGEMENT, INC.
                                   ---------------------------------------------
                                              (Name of Corporation)


                                   BY:           /s/ DAVID CHAVENSON
                                       -----------------------------------------
                                                      (Signature)


                                   TITLE: Senior Vice President
                                          --------------------------------------

                                 PLAN OF MERGER

     FIRST: Aerolink International, Inc. merges into itself AEROLINK MAINTENANCE, INC. AND AEROLINK MANAGEMENT, INC. and said Aerolink Maintenance, Inc. and Aerolink Management, Inc. shall be and hereby are merged into Aerolink International, Inc., which shall be the surviving corporation.

     SECOND: The Certificate of Incorporation of Aerolink International, Inc. as heretofore amended and is in effect on the date of the merger provided in this Agreement, shall continue in full force and effect as the Certificate of Incorporation of the corporation surviving this merger.

     THIRD: The manner of converting the outstanding shares of the capital stock of each of the constituent corporations into shares of other securities of the surviving corporation shall be as follows:

     (a) Each share of stock of the surviving corporation, which shall be issued and outstanding on the effective date of the Agreement, shall remain issued and outstanding.

     (b) Each share of stock of the merged corporations which shall be outstanding on the effective date of this Agreement, and all rights in respect thereto, shall forthwith be surrendered for cancellation.

     FOURTH: This merger shall become effective on 12-31-2000.